Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act File

No. 333-141120

FUNDVANTAGE TRUST

Gotham Total Return Fund

Supplement dated May 1, 2020 to the Prospectus of

Gotham Total Return Fund

(the “Fund”) dated February 1, 2020 (the “Prospectus”)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus. The information in this supplement updates and amends certain information contained in the Prospectus for the Fund and should be read in conjunction with the Prospectus.

Changes to the Fund’s Performance Information

On page 46 of the Prospectus, the performance table under the heading “Gotham Total Return Fund Investor Class Shares Average Annual Total Returns for the periods ended December 31, 2019” is deleted in its entirety and replaced with the following:

Gotham Total Return Fund Investor Class Shares Average Annual Total Returns for the periods ended December 31, 2019[4]	1 Year	Since Inception (March 31, 2015)
Investor Class Shares Return Before Taxes	12.18%	7.52%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)[2]	10.71%	1.13%
S&P 500® Total Return Index (reflects no deductions for fees, expenses or taxes)[3]	31.49%	12.13%

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE